Exhibit o.3

                         SECOND AMENDMENT TO THE FOURTH
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940

                                  PHOENIX FUNDS
                                       And
                              PHOENIX-SENECA FUNDS
                                  (the "Funds")

                         SECOND AMENDMENT TO THE FOURTH
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


That certain Fourth Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Trustees of the Funds on May 21, 2000, is hereby amended as follows:

     The Board of Trustees has granted authority for the following Fund to issue Class X Shares:

         Phoenix-Goodwin Multi-Sector Short Term Bond Fund

     Accordingly, Schedule A is amended as attached hereto. This Schedule A also reflects a number of fund closings and name corrections.

         This Amendment was approved by the Board of Trustees at a meeting held on May 19, 2004.



                                           /s/ Matthew A. Swendiman
                                           ---------------------------
                                           Matthew A. Swendiman
                                           Assistant Secretary

                                                    SCHEDULE A
                                              (as of August 20, 2003)


                                                              Class A     Class B     Class C      Class T     Class X
                                                              -------     -------     --------     -------     -------
PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND                     X           X           X

PHOENIX EQUITY SERIES FUND:
   PHOENIX-OAKHURST GROWTH & INCOME FUND                          X           X           X

PHOENIX-GOODWIN CALIFORNIA TAX-EXEMPT BOND FUND                   X           X

PHOENIX INVESTMENT TRUST 97:
   PHOENIX SMALL CAP VALUE FUND                                   X           X           X
   PHOENIX-OAKHURST VALUE EQUITY FUND                             X           X           X

PHOENIX MULTI-PORTFOLIO FUND:
   PHOENIX-ABERDEEN INTERNATIONAL FUND                            X           X           X
   PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND              X           X           X
   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND                     X           X           X
   PHOENIX-GOODWIN TAX-EXEMPT BOND FUND                           X           X

PHOENIX MULTI-SERIES TRUST
   PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND                 X           X           X
   PHOENIX GOODWIN MULTI-SECTOR SHORT
   TERM BOND FUND                                                 X           X           X            X           X

PHOENIX-OAKHURST INCOME & GROWTH FUND                             X           X           X

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND                        X           X           X

PHOENIX PARTNER SELECT FUNDS
   WEALTH BUILDER FUND                                            X                       X
   WEALTH GUARDIAN FUND                                           X                       X

PHOENIX SENECA FUNDS
   PHOENIX-SENECA BOND FUND                                       X           X           X                        X
   PHOENIX-SENECA MID-CAP "EDGE" FUND                             X           X           X                        X
   PHOENIX-SENECA EQUITY INCOME FUND                              X           X           X                        X

PHOENIX SERIES FUND:
   PHOENIX-DUFF & PHELPS CORE BOND FUND                           X           X           X
   PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND                        X           X           X
   PHOENIX-ENGEMANN CAPITAL GROWTH FUND                           X           X
   PHOENIX-GOODWIN HIGH YIELD FUND                                X           X           X
   PHOENIX-GOODWIN MONEY MARKET FUND                              X           X           X
   PHOENIX-OAKHURST BALANCED FUND                                 X           X

PHOENIX STRATEGIC EQUITY SERIES FUND:
   PHOENIX-SENECA GROWTH FUND                                     X           X           X                        X
   PHOENIX-SENECA STRATEGIC THEME FUND                            X           X           X